SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

       --------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 18, 2000
                                                     (February 9, 2000)


                     Landry's Seafood Restaurants, Inc.
       --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


      Delaware               000-22150          74-0405386
    ------------            ---------         ---------------
    (State or other         (Commission        (IRS Employer
    jurisdiction of         File Number)       Identification No.
     incorporation)


           1400 Post Oak Blvd., Suite 1010, Houston, Texas 77056
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            (Address of principal executive offices)     (Zip Code)


                               (713) 850-1010
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            (Registrant's telephone number, including area code)



                     Landry's Seafood Restaurants, Inc.
                         Current Report on Form 8-K


 Item 5.   Other Events

 On February 9, 2000, Landry's Seafood Restaurants, Inc. (the "Company") and Rainforest Cafe, Inc. ("Rainforest") announced that they entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 9, 2000, by and among Rainforest, the Company and LSR Acquisition Corp., a wholly owned subsidiary of the Company ("Merger Sub"). Pursuant to the Merger Agreement, Rainforest will be merged with and into Merger Sub, with Merger Sub being the surviving corporation in the merger.

 Pursuant to the Merger Agreement, each share of Rainforest common stock will be converted, at the shareholder's election, into the right to receive $5.23 in cash or .5816 shares of the Company's common stock for each share of Rainforest common stock outstanding, subject to mandatory proration. As a result of the transaction, approximately 65% of the shares of Rainforest common stock will be converted into the Company's common stock and approximately 35% of the shares of Rainforest common stock will be converted into cash. The Company will issue approximately 9,028,000 shares of its common stock and pay approximately $43,750,000 in cash for all of the outstanding shares of common stock of Rainforest.

 The merger transaction is subject to various conditions including, among others, approval of holders of Rainforest common stock and regulatory approvals and consents.

 It is intended that the merger transaction qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

 In connection with the transactions contemplated by the Merger Agreement, Lyle Berman and Steven Schussler, shareholders of Rainforest holding approximately 6.6% and 4.1% of Rainforest's outstanding shares of common stock, respectively, have entered into agreements with Landry's to, among other things, vote their shares of common stock in favor of the transaction. Additionally, Lyle Berman (Chairman of the Board/Chief Executive Officer of Rainforest), Kenneth W. Brimmer (President of Rainforest), Steven Schussler (Senior Vice President - Development of Rainforest), and Ercument Ucan (Senior Vice President - Retail of Rainforest) have entered into employee termination, consulting and non-competition agreements with Landry's.


 Item 7.  Financial Statements and Exhibits.

      a.   Financial Statements of Business Acquired
           Not required

      b.   Pro forma Financial Information
           Not required

      c.   Exhibits

           Exhibit No.                   Description
           -----------                   ----------

           2.01 Agreement and Plan of Merger, dated as of February 9, 2000, by and among Landry's Seafood Restaurants, Inc., LSR Acquisition Corp. and Rainforest Cafe, Inc.

           99.01               Press Release of Landry's Seafood
                               Restaurants, Inc. dated February 9, 2000.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

 Dated: February 18, 2000

                           LANDRY'S SEAFOOD RESTAURANTS, INC.


                           By: /s/ Steven L. Scheinthal
                               --------------------------------
                               Name:  Steven L. Scheinthal
                               Title: Vice President, General Counsel
                                      and Secretary



                               EXHIBIT INDEX

 Exhibit No.         Description
 -----------         -----------

 2.01 Agreement and Plan of Merger, dated as of February 9, 2000, by and among Landry's Seafood Restaurants, Inc., LSR Acquisition Corp. and Rainforest Cafe, Inc.

 99.01               Press Release of Landry's Seafood Restaurants, Inc.
                     dated February 9, 2000.